UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5928

Smith Barney Small Cap Core Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

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                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

--------------------------------------------------------------------------------

              STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

             -------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] Style Pure Series

[PHOTO OMITTED]

SANDIP A. BHAGAT
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
Annual Report o December 31, 2003

SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
--------------------------------------------------------------------------------

Sandip A. Bhagat, CFA, has more than 16 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

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FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

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FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
January 23, 1990

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
16 Years

What's Inside

Letter from the Chairman ..................................................    1
Manager Overview ..........................................................    3
Fund Performance ..........................................................    5
Historical Performance ....................................................    6
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................   20
Statement of Operations ...................................................   21
Statements of Changes in Net Assets .......................................   22
Notes to Financial Statements .............................................   23
Financial Highlights ......................................................   29
Independent Auditors' Report ..............................................   31
Additional Information ....................................................   32
Tax Information ...........................................................   35

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite positive performance, Class A shares of the Smith Barney Small Cap Core Fund, Inc. underperformed both the fund's benchmark, the unmanaged Russell 2000 Index,(i) and the fund's Lipper small cap core funds category average during the year ended December 31, 2003. Over this period, Class A shares returned 39.82%, whereas the Russell 2000 Index returned 47.25% and the fund's Lipper category average was 44.46%.(1)

--------------------------------------------------------------------------------
                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)
--------------------------------------------------------------------------------
                                                 6 Months            12 Months
--------------------------------------------------------------------------------
Class A Shares                                    21.10%              39.82%
--------------------------------------------------------------------------------
Russell 2000 Index                                24.92%              47.25%
--------------------------------------------------------------------------------
Lipper Small Cap Core Category Average            24.57%              44.46%
--------------------------------------------------------------------------------

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 20.52%, Class L shares returned 20.61% and Class Y shares returned 21.25% over the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 38.52%, Class L shares returned 38.62% and Class Y shares returned 40.21% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 521 funds for the six-month period and among the 513 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

--------------------------------------------------------------------------------

The year began with investors uneasy that the potential conflict with Iraq might exacerbate an already tenuous economy. Accordingly, investors continued to seek the safer havens of fixed-income investments, and stocks generally continued to languish. However, once evidence of sustainable economic improvement emerged in the second half of the year, the stock market began to improve, prompting a renewed interest in equity investments. The market's advance was generally led by riskier securities--small, lower-priced stocks and stocks with high operating and financial leverage--that had experienced the greatest price losses during the previous bear market.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected the performance of your fund.

----------
(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 513 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


       1   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 21, 2004


       2   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

U.S. Economy Rebounds...

Despite a slow start, optimistic forecasts for a strong economic rebound in 2003 proved to be correct. With real annualized gross domestic product ("GDP")(ii) growth of 3.3% in the second quarter and a surge of 8.2% in the third quarter, the economy gradually responded to the stimulus of aggressive monetary and fiscal policies. However, many investors continued to express concerns that the effects of these stimulative policies might wear off and corporate revenue growth might not be sustainable. Other worries during the year focused on weak employment data, sluggish capital spending, and the impact on consumer spending from a slowdown in mortgage refinancing.

From the monetary perspective, the Federal Reserve Board appeared to be firmly committed to a policy of accommodation, despite the widely discussed risk of a further decline in inflation. The nation's fiscal stimulus also seemed to have been effective, and despite the scheduled expiration of recent tax cuts, most consumers apparently perceived the reduction in tax rates as permanent.

The employment rate began to improve toward the end of 2003. Non-farm payrolls rose, and initial claims for unemployment insurance fell steadily. The industrial sector began to advance as well, with industrial production moving higher over the last four months of the year. Many major corporations started to indicate some willingness to invest. Capital-goods orders have trended higher, and capital spending rose in the final three quarters of 2003.

However, in 2003 the economy confronted a series of major issues, many of which emerged quite suddenly. Corporate governance and accounting scandals, the geopolitical crisis and the sharp drop in technology spending all contributed to earlier weakness in the financial markets. Fortunately, the impact of those impediments mostly diminished during the year, in part, because of the economy's flexibility.

....And Small Stocks Surge

The fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with relatively small market capitalizations at the time of investment.(iii) These are companies with market capitalizations in excess of $100 million and in the lowest 20% of publicly traded companies.

We do not attempt to time the market, nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to outperform their peers. As a result, the fund's holdings are widely diversified among 300 to 400 companies that we believe should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small cap market.

In 2003, the small cap market saw a strong rally among the lowest market capitalization, low-price, beaten-down stocks, many with no earnings, poor price momentum and lower quality business fundamentals. After sustained underperformance over the last few years, these stocks jumped higher as the risk of bankruptcy receded in the strengthening economy. The relatively poor fundamentals of these stocks and their low trading volume precluded the fund from owning them. As a result, the fund's lack of ownership of lower-quality stocks, especially within the technology sector, led the fund to lag behind the performance of the Russell 2000 Index.

Contributors and Detractors of Fund Performance

In the consumer discretionary sector, the fund's positions in Urban Outfitters, Inc., Sharper Image Corp. and Administaff, Inc. contributed positively to performance. Urban Outfitters increased its same-store sales and operating margins during the year, and analysts raised their price targets on the stock based on its strong business momentum. Sharper Image increased its


       3   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report
earnings guidance based on strong sales of its new products. Administaff benefited from a favorable court ruling against a major insurance firm, which lifted some uncertainties that had weighed down the stock.

In the utilities sector, the fund received positive contributions to its performance from Western Wireless Corp. and Primus Telecommunications Group, Inc. Western Wireless successfully negotiated a long-term agreement with another major wireless carrier on roaming services, helping to relieve concerns over whether the company could remain independent in a challenging business environment. After the agreement was signed, Western Wireless promptly extended its loan maturities to stabilize its balance sheet. Primus Telecommunications maintained its business momentum by increasing its sales substantially, and the stock moved up sharply when a credit agency upgraded the company's rating.

In the materials and processing sector, the fund's returns were hurt by its positions in AK Steel Holding Corp., Cambrex Corp. and Wellman, Inc. Analysts lowered the consensus estimate for AK Steel due to higher costs from natural gas and furnace maintenance, and the company's pension fund was expected to require a sizable cash contribution. Cambrex reduced its earnings outlook at the end of the first quarter due to contract cancellation and legal settlement. Management also reported an earnings disappointment for the second quarter because of intense pricing pressure. Wellman, which manufactures polyester products, suffered from the high costs of raw materials and competition from Asia. Wellman recently issued a convertible stock offering to improve its cash position, but investors responded negatively to the news.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Sandip A. Bhagat


Sandip A. Bhagat, CFA
Vice President and Investment Officer

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were:
LandAmerica Financial Group, Inc. (0.70%), Aztar Corp. (0.65%), Hilb, Rogal and Hamilton Co. (0.57%), Engineered Support Systems, Inc. (0.56%), Dade Behring Holdings Inc. (0.55%), The Finish Line Inc. (0.55%), New Century Financial Corp. (0.54%), New Jersey Resources Corp. (0.53%), Western Wireless Corp. (0.51%), Hughes Supply, Inc. (0.50%). Please refer to pages 7 through 19 for a list and percentage breakdown of the fund's holdings.

(i) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(ii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(iii) RISK: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


       4   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                             Without Sales Charges(1)
                                ------------------------------------------------
                                Class A(2)     Class B        Class L    Class Y
================================================================================
Twelve Months Ended 12/31/03      39.82%        38.52%         38.62%    40.21%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03          6.36          5.52           5.53      6.78
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03           9.40           N/A            N/A       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/03        8.71          6.37           6.50      5.33
--------------------------------------------------------------------------------

                                               With Sales Charges(3)
                                ------------------------------------------------
                                Class A(2)     Class B        Class L    Class Y
================================================================================
Twelve Months Ended 12/31/03      32.81%        33.52%         36.22%    40.21%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03          5.28          5.35           5.32      6.78
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03           8.84           N/A            N/A       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/03        8.31          6.37           6.34      5.33
--------------------------------------------------------------------------------

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                    Without Sales Charges(1)
================================================================================
Class A (12/31/93 through 12/31/03)(2)                        145.63%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/03)                          49.52
--------------------------------------------------------------------------------
Class L  (Inception* through 12/31/03)                         50.77
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/03)                          38.05
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.
(2) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


       5   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+

--------------------------------------------------------------------------------
                         December 1993 -- December 2003

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                           Smith Barney
                             Small Cap
                          Core Fund, Inc.         Russell 2000
                          Class A Shares              Index
                          ---------------         -----------
Dec 1993                       9498                    10000
Dec 1994                       9057                     9818
Dec 1995                      11232                    12612
Dec 1996                      13541                    14692
Dec 1997                      17366                    17978
Dec 1998                      17139                    17522
Dec 1999                      20753                    21244
Dec 2000                      21078                    20603
Dec 2001                      20899                    21132
Dec 2002                      16686                    16804
Dec 2003                      23331                    24743

+ Hypothetical illustration of $10,000 invested on December 31, 1993, assuming reinvestment of dividends and capital gains, if any, through December 31, 2003. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2,000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


       6   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments                                        December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
COMMON STOCK -- 92.9%

Aerospace and Defense -- 1.7%
      21,726     Applied Signal Technology, Inc.                    $    499,915
      42,376     Curtiss-Wright Corp. (a)                              1,907,344
      12,303     DRS Technologies, Inc. (b)                              341,777
      19,982     Ducommun Inc. (b)                                       446,598
      50,022     Engineered Support Systems, Inc.                      2,754,211
      10,961     Herley Industries, Inc. (b)                             226,893
      14,815     KVH Industries, Inc. (a)(b)                             406,968
      21,264     Moog Inc., Class A Shares (b)                         1,050,442
      11,230     United Industrial Corp.                                 202,702
      19,232     World Fuel Services Corp.                               652,926
--------------------------------------------------------------------------------
                                                                       8,489,776
--------------------------------------------------------------------------------
Airlines -- 1.0%
     142,879     AirTran Holdings, Inc. (a)(b)(c)                      1,700,260
      26,668     Alaska Air Group, Inc. (b)                              727,770
      55,053     AMR Corp. (b)                                           712,936
      78,147     Atlantic Coast Airlines Holdings, Inc. (b)              773,655
      87,894     Mesa Air Group, Inc. (a)(b)                           1,100,433
--------------------------------------------------------------------------------
                                                                       5,015,054
--------------------------------------------------------------------------------
Auto Components -- 0.8%
      22,193     Dura Automotive Systems, Inc., Class
                   A Shares (b)                                          283,405
      50,011     Standard Motor Products, Inc. (a)                       607,634
      46,831     Superior Industries International, Inc.               2,038,085
     126,068     Tower Automotive, Inc. (b)                              861,044
--------------------------------------------------------------------------------
                                                                       3,790,168
--------------------------------------------------------------------------------
Banks -- 10.0%
       4,070     1st Source Corp.                                         87,546
      19,952     Alabama National BanCorp. of Delaware                 1,048,478
      32,602     AMCORE Financial, Inc. (a)                              880,906
      66,735     Anchor BanCorp Wisconsin, Inc. (c)                    1,661,702
      13,768     BankUnited Financial Corp., Class A Shares (b)          355,077
       2,164     Berkshire Hills Bancorp, Inc.                            78,337
       5,929     Capital City Bank Group, Inc. (a)                       272,675
       8,830     Capital Corp of the West (b)                            350,021
      36,895     Cathay General Bancorp (a)                            2,054,314
      13,413     Central Pacific Financial Corp.                         402,927
       9,429     Chemical Financial Corp.                                343,121
       2,256     City Bank of Lynnwood, Washington                        73,320
      36,234     Columbia Banking System, Inc.                           784,828
      11,131     Commercial Federal Corp.                                297,309
      36,845     Community Bank System, Inc.                           1,805,405
      21,903     Connecticut Bancshares, Inc.                          1,128,881
       7,291     Dime Community Bancshares                               224,271
      21,294     East West Bancorp, Inc.                               1,143,062
      37,273     First BanCorp. of Puerto Rico                         1,474,147
      39,346     First Charter Corp. (a)                                 769,214
       7,213     First Community Bancshares, Inc. (a)                    239,183
      17,255     First Merchants Corp.                                   440,348

                       See Notes to Financial Statements.


       7   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Banks -- 10.0% (continued)
      42,474     First Niagara Financial Group, Inc.                $    633,287
       6,967     First Place Financial Corp. of Ohio                     136,066
      20,749     FIRSTFED AMERICA BANCORP, INC.                          540,096
       8,855     FirstFed Financial Corp. (b)                            385,193
      17,938     Flagstar Bancorp, Inc. (a)                              384,232
      28,686     Flushing Financial Corp.                                524,380
       8,557     Glacier Bancorp, Inc.                                   277,247
      49,984     Gold Banc Corp., Inc.                                   702,775
      24,408     Greater Bay Bancorp (a)                                 695,140
      43,210     Hawthorne Financial Corp. (b)                         1,209,016
      14,579     Hudson River Bancorp. Inc.                              569,018
      14,758     IBERIABANK Corp.                                        870,722
      34,387     Independent Bank Corp. of Massachusetts                 991,033
      31,634     Independent Bank Corp. of Michigan (a)                  897,140
      12,836     Irwin Financial Corp.                                   403,050
       6,000     ITLA Capital Corp. (b)                                  300,600
      76,053     Local Financial Corp. (b)                             1,584,945
       3,787     Macatawa Bank Corp.                                     107,210
      16,607     MAF Bancorp, Inc.                                       695,849
       5,387     National Penn Bancshares, Inc. (a)                      173,030
     119,785     Netbank, Inc.                                         1,599,130
      11,668     Partners Trust Financial Group, Inc.                    396,712
      10,974     Prosperity Bancshares, Inc. (a)                         247,134
       2,297     Quaker City Bancorp, Inc.                               106,925
     126,651     Republic Bancorp Inc.                                 1,708,518
      21,065     S&T Bancorp, Inc.                                       629,844
       5,735     Santander BanCorp                                       139,647
      33,149     Seacoast Banking Corp. of Florida                       575,467
      46,756     Seacoast Financial Services Corp. (a)                 1,281,582
      24,408     Silicon Valley Bancshares (b)                           880,397
      40,222     The South Financial Group, Inc.                       1,120,585
       4,759     Southside Bancshares, Inc.                               88,042
      46,752     Southwest Bancorp of Oklahoma, Inc.                     835,926
      30,892     Southwest Bancorp of Texas, Inc.                      1,200,154
      38,164     Sterling Bancshares of Texas, Inc. (a)                  508,726
      30,520     Sterling Financial Corp. of Spokane (a)(b)            1,044,700
      53,895     Susquehanna Bancshares, Inc. (a)                      1,347,914
         711     Texas Regional Bancshares, Inc., Class A Shares          26,307
      46,026     TierOne Corp. (b)                                     1,056,757
       9,901     U.S.B. Holding Co., Inc.                                191,980
      13,331     UCBH Holdings, Inc.                                     519,509
       8,397     UMB Financial Corp.                                     399,193
      56,056     Umpqua Holdings Corp.                                 1,165,404
      24,916     Unizan Financial Corp.                                  504,549
     113,387     W Holding Co., Inc.                                   2,110,128
      37,173     Waypoint Financial Corp.                                806,282
      30,131     Willow Grove Bancorp, Inc.                              535,127
      15,231     Wintrust Financial Corp. (a)                            686,918
--------------------------------------------------------------------------------
                                                                      49,708,658
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       8   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Beverages -- 0.0%
       3,358     Coca-Cola Bottling Co., Consolidated               $    179,619
--------------------------------------------------------------------------------
Biotechnology -- 4.6%
     117,078     Abgenix, Inc. (b)                                     1,458,792
      65,726     Alexion Pharmaceuticals, Inc. (a)(b)                  1,118,657
     111,124     Applera Corp. -- Celera Genomics Group (b)(c)         1,545,735
      15,594     BioReliance Corp. (b)                                   745,705
       9,379     Cubist Pharmaceuticals, Inc. (a)(b)                     114,049
      45,041     Exact Sciences Corp. (a)(b)                             455,815
      65,826     ILEX Oncology, Inc. (b)                               1,398,803
      99,729     Indevus Pharmaceuticals, Inc. (a)(b)                    587,404
      34,818     Kos Pharmaceuticals, Inc. (a)(b)                      1,498,567
     348,409     La Jolla Pharmaceutical Co. (b)                       1,494,675
      75,926     Myriad Genetics, Inc. (a)(b)                            976,408
      49,488     OSI Pharmaceuticals, Inc. (a)(b)                      1,594,008
     191,561     PRAECIS Pharmaceuticals Inc. (b)                      1,233,653
      19,209     Regeneron Pharmaceuticals, Inc. (a)(b)                  282,564
      68,492     SciClone Pharmaceuticals, Inc. (b)                      464,376
      57,791     Serologicals Corp. (a)(b)                             1,074,913
      83,301     Tanox, Inc. (a)(b)                                    1,237,020
      54,822     Techne Corp. (a)(b)                                   2,071,175
      48,957     Transkaryotic Therapies, Inc. (b)                       764,219
      41,415     United Therapeutics Corp. (a)(b)                        950,474
      85,867     Vicuron Pharmaceuticals Inc. (b)                      1,601,420
      19,896     ZymoGenetics, Inc. (a)(b)                               308,388
--------------------------------------------------------------------------------
                                                                      22,976,820
--------------------------------------------------------------------------------
Building Products -- 0.5%
      39,478     ElkCorp (a)                                           1,054,063
      13,188     Simpson Manufacturing Co., Inc. (b)                     670,742
      38,818     Watsco, Inc.                                            882,333
--------------------------------------------------------------------------------
                                                                       2,607,138
--------------------------------------------------------------------------------
Chemicals -- 1.2%
      22,495     Calgon Carbon Corp.                                     139,694
     100,103     Crompton Corp.                                          717,739
      60,279     Ferro Corp.                                           1,640,192
       5,772     Georgia Gulf Corp.                                      166,695
      52,568     H.B. Fuller Co.                                       1,563,372
     126,620     Hercules Inc. (b)                                     1,544,764
       3,329     Spartech Corp.                                           82,027
--------------------------------------------------------------------------------
                                                                       5,854,483
--------------------------------------------------------------------------------
Commercial Services and Supplies -- 3.1%
      64,590     Administaff, Inc. (b)                                 1,122,574
      31,389     Bowne & Co., Inc.                                       425,635
      29,641     CCC Information Services Group Inc. (b)                 500,933
      19,049     Charles River Associates Inc. (b)                       609,378
      50,522     Clark, Inc. (a)(b)                                      972,043
      39,397     Clean Harbors, Inc. (a)(b)                              351,027
      19,948     CoStar Group Inc. (b)                                   831,433
      79,924     eFunds Corp. (b)                                      1,386,681

                       See Notes to Financial Statements.


       9   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Commercial Services and Supplies -- 3.1% (continued)
     149,137     Exult Inc. (a)(b)                                  $  1,061,855
      13,929     First Consulting Group, Inc. (b)                         78,420
       6,422     Gundle/SLT Environmental, Inc. (b)                      133,321
      21,747     Headwaters Inc. (a)(b)                                  426,676
       7,722     Healthcare Services Group, Inc.                         148,957
      52,240     InterCept, Inc. (a)(b)                                  589,790
      18,284     Ionics, Inc. (a)(b)                                     582,345
      46,199     MemberWorks Inc. (a)(b)                               1,255,227
      39,902     NCO Group, Inc. (b)                                     908,569
      29,454     SOURCECORP, Inc. (b)                                    754,906
       9,531     StarTek, Inc.                                           388,769
      44,763     Sylvan Learning Systems, Inc. (b)                     1,288,727
      63,640     Tetra Tech, Inc. (b)                                  1,582,090
--------------------------------------------------------------------------------
                                                                      15,399,356
--------------------------------------------------------------------------------
Communications Equipment -- 2.4%
      76,802     Andrew Corp. (b)                                        883,991
      40,053     C-COR.net Corp. (b)                                     445,790
     314,690     Centillium Communications, Inc. (b)                   1,771,705
      21,320     CEVA, Inc. (a)(b)                                       221,728
      17,823     DSP Group, Inc. (b)                                     443,971
     455,472     Enterasys Networks, Inc. (b)                          1,708,020
      75,370     Plantronics, Inc. (b)                                 2,460,830
     242,331     Powerwave Technologies, Inc. (a)(b)                   1,853,832
      41,005     Stratex Networks, Inc. (b)                              174,271
      98,567     Tekelec (b)                                           1,532,717
      29,152     Tollgrade Communications, Inc. (a)(b)                   511,035
--------------------------------------------------------------------------------
                                                                      12,007,890
--------------------------------------------------------------------------------
Computers and Peripherals -- 1.9%
      37,626     Avid Technology, Inc. (a)(b)                          1,806,048
     219,912     Concurrent Computer Corp. (b)                           961,015
     135,695     Cray, Inc. (b)                                        1,347,451
      35,028     Electronics for Imaging, Inc. (b)                       911,429
      61,662     Innovex, Inc. (b)                                       519,811
     124,426     Presstek, Inc. (a)(b)                                   904,577
     394,054     Quantum Corp. (b)                                     1,229,448
      90,433     Rainbow Technologies, Inc. (b)                        1,018,276
     137,235     SimpleTech, Inc. (b)                                    824,782
     981,378     StorageNetworks, Inc. (a)                                26,595
--------------------------------------------------------------------------------
                                                                       9,549,432
--------------------------------------------------------------------------------
Construction and Engineering -- 0.5%
      62,436     Granite Construction Inc.                             1,466,622
      29,103     Washington Group International, Inc. (b)                988,629
--------------------------------------------------------------------------------
                                                                       2,455,251
--------------------------------------------------------------------------------
Containers and Packaging -- 1.1%
      85,355     Caraustar Industries, Inc. (b)                        1,177,899
      62,409     Crown Holdings, Inc. (b)                                565,426
      80,787     Jarden Corp. (b)                                      2,208,717
     120,478     Longview Fibre Co.                                    1,487,903
--------------------------------------------------------------------------------
                                                                       5,439,945
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       10   Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Diversified Financials -- 1.3%
      26,822     Cash America International, Inc.                   $    568,090
      66,149     CharterMac                                            1,397,728
      19,840     Jefferies Group, Inc.                                   655,117
      11,336     MTC Technologies, Inc. (b)                              365,246
      66,719     New Century Financial Corp. (a)                       2,646,743
      38,097     Portfolio Recovery Associates, Inc. (a)(b)            1,011,475
--------------------------------------------------------------------------------
                                                                       6,644,399
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.8%
      18,204     Golden Telecom Inc. (b)                                 505,161
      52,207     Infonet Services Corp. (b)                               88,752
      60,508     Intrado Inc. (a)(b)                                   1,328,151
      81,438     Primus Telecommunications Group, Inc. (a)(b)            829,039
       1,683     Shenandoah Telecommunications Co.                        86,271
     130,441     Time Warner Telecom Inc., Class A Shares (a)(b)       1,321,367
--------------------------------------------------------------------------------
                                                                       4,158,741
--------------------------------------------------------------------------------
Electric Utilities -- 0.5%
      16,684     CH Energy Group, Inc. (a)                               782,480
      34,456     The Empire District Electric Co.                        755,620
      16,233     UIL Holdings Corp. (a)                                  732,108
--------------------------------------------------------------------------------
                                                                       2,270,208
--------------------------------------------------------------------------------
Electrical Equipment -- 1.4%
      16,579     A.O. Smith Corp.                                        581,094
      87,877     Acuity Brands, Inc. (c)                               2,267,227
      20,984     Baldor Electric Co.                                     479,484
      36,323     FuelCell Energy, Inc. (a)(b)                            472,199
      11,327     The Genlyte Group Inc. (b)                              661,270
      20,518     II-VI Inc. (b)                                          529,364
     170,762     Power-One, Inc. (b)                                   1,849,352
--------------------------------------------------------------------------------
                                                                       6,839,990
--------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 2.3%
      97,166     Artesyn Technologies, Inc. (a)(b)                       827,854
      96,311     Exar Corp. (b)                                        1,644,992
       8,298     Excel Technology International Holdings Ltd. (b)        272,672
      16,183     OSI Systems, Inc. (b)                                   310,875
      33,272     Photon Dynamics, Inc. (a)(b)                          1,338,865
      39,940     Planar Systems Inc. (b)                                 971,341
       9,006     Research Frontiers Inc. (b)                              83,666
       6,372     Richardson Electronics, Ltd.                             78,312
      14,527     Rogers Corp. (b)                                        640,931
      42,871     ScanSource, Inc. (a)(b)                               1,955,775
      26,362     Sypris Solutions, Inc. (a)                              443,145
      34,195     Trimble Navigation Ltd. (b)                           1,273,422
      53,414     X-Rite, Inc.                                            604,646
      73,551     Zygo Corp. (a)(b)                                     1,212,856
--------------------------------------------------------------------------------
                                                                      11,659,352
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       11  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Energy Equipment and Services -- 1.1%
      20,469     CARBO Ceramics Inc.                                $  1,049,036
      30,654     Lone Star Technologies, Inc. (a)(b)                     489,851
       9,602     Matrix Service Co. (b)                                  174,276
      13,142     Oceaneering International, Inc. (b)                     367,976
      57,092     Offshore Logistics, Inc. (b)                          1,399,896
      10,747     Seacor Smit Inc. (b)                                    451,696
      48,473     Unit Corp. (b)                                        1,141,539
      45,704     Veritas DGC Inc. (b)                                    478,978
--------------------------------------------------------------------------------
                                                                       5,553,248
--------------------------------------------------------------------------------
Food and Drug Retailing -- 0.4%
      68,537     Nash Finch Co. (a)                                    1,531,117
      28,777     Pathmark Stores, Inc. (b)                               218,705
--------------------------------------------------------------------------------
                                                                       1,749,822
--------------------------------------------------------------------------------
Food Products -- 2.1%
      93,069     Chiquita Brands International, Inc. (a)(b)            2,096,845
      53,524     Delta and Pine Land Co.                               1,359,510
       4,136     Green Mountain Coffee Roasters, Inc. (b)                 95,211
      59,770     Hain Celestial Group, Inc. (b)                        1,387,262
     122,293     Interstate Bakeries Corp.                             1,740,229
      37,490     John B. Sanfilippo & Son, Inc. (a)(b)                 1,913,490
      43,650     Ralcorp Holdings, Inc. (b)                            1,368,864
      17,332     Sanderson Farms, Inc. (a)                               698,480
--------------------------------------------------------------------------------
                                                                      10,659,891
--------------------------------------------------------------------------------
Gas Utilities -- 2.1%
      46,469     Energen Corp.                                         1,906,623
      68,065     New Jersey Resources Corp.                            2,621,183
      62,616     Northwest Natural Gas Co.                             1,925,442
      20,675     South Jersey Industries, Inc.                           837,338
      33,806     Southern Union Co. (a)                                  622,030
      73,745     Southwestern Energy Co. (b)                           1,762,506
      24,575     UGI Corp.                                               833,092
--------------------------------------------------------------------------------
                                                                      10,508,214
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 3.6%
      23,989     Advanced Medical Optics, Inc. (b)                       471,384
      44,991     Advanced Neuromodulation Systems, Inc. (a)(b)         2,068,686
      18,726     Biosite Inc. (a)(b)                                     542,118
      43,411     Candela Corp. (b)                                       789,212
     379,094     Cardiac Science, Inc. (a)(b)                          1,512,585
      56,584     Cerus Corp. (b)                                         256,891
      17,072     Cholestech Corp. (b)                                    130,259
      28,853     Closure Medical Corp. (a)(b)                            978,982
     123,513     Cytyc Corp. (b)                                       1,699,539
      76,155     Dade Behring Holdings Inc. (b)                        2,721,780
      33,098     Inverness Medical Innovations, Inc. (a)(b)              720,874
      28,473     Ocular Sciences, Inc. (b)                               817,460
      14,391     Sybron Dental Specialties, Inc. (b)                     404,387
      55,272     Theragenics Corp. (b)                                   302,338
      79,930     Thoratec Corp. (b)                                    1,039,889

                       See Notes to Financial Statements.


       12  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Health Care Equipment and Supplies -- 3.6% (continued)
      85,816     TriPath Imaging, Inc. (b)                          $    669,365
      37,144     VISX, Inc. (b)                                          859,884
      35,489     Wilson Greatbatch Technologies, Inc. (b)              1,500,120
       9,606     Young Innovations, Inc.                                 345,816
       4,586     Zoll Medical Corp. (b)                                  162,711
--------------------------------------------------------------------------------
                                                                      17,994,280
--------------------------------------------------------------------------------
Health Care Providers and Services -- 3.6%
      47,969     Accredo Health, Inc. (b)                              1,516,300
      31,392     The Advisory Board Co. (b)(c)                         1,095,895
      28,605     Centene Corp. (b)                                       801,226
      99,870     Chronimed Inc. (b)                                      846,898
     122,495     First Horizon Pharmaceutical Corp. (b)                1,371,944
      12,189     LabOne, Inc. (b)                                        395,777
      52,054     LifePoint Hospitals, Inc. (b)                         1,532,990
      47,168     Odyssey Healthcare, Inc. (b)                          1,380,136
      11,947     Owens & Minor, Inc.                                     261,759
      45,230     PDI, Inc. (b)                                         1,212,616
     110,080     Per-Se Technologies, Inc. (b)                         1,679,821
     107,682     Province Healthcare Co. (b)                           1,722,912
      21,934     RehabCare Group, Inc. (b)                               466,317
      85,314     Select Medical Corp.                                  1,388,912
      61,475     United Surgical Partners International, Inc. (b)      2,058,183
--------------------------------------------------------------------------------
                                                                      17,731,686
--------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 3.1%
     141,530     Aztar Corp. (b)                                       3,184,425
      34,040     Choice Hotels International, Inc.                     1,199,910
     232,092     CKE Restaurants, Inc. (a)(b)                          1,483,068
      80,773     Dave & Buster's, Inc. (b)                             1,024,202
     151,248     Extended Stay America, Inc.                           2,190,071
     108,603     O'Charley's Inc. (a)(b)                               1,949,424
      36,271     Pinnacle Entertainment, Inc. (b)                        338,046
     118,059     Ryan's Family Steak Houses, Inc. (b)                  1,787,413
      54,867     Sonic Corp. (b)                                       1,680,028
      15,749     Speedway Motorsports, Inc. (a)                          455,461
--------------------------------------------------------------------------------
                                                                      15,292,048
--------------------------------------------------------------------------------
Household Durables -- 1.2%
       7,720     Beazer Homes USA, Inc. (a)                              753,935
      26,110     Department 56, Inc. (b)                                 342,041
      20,661     Dominion Homes, Inc. (a)(b)                             626,648
      31,149     Emerson Radio Corp. (b)                                 117,120
       1,175     Matthews International Corp., Class A Shares             34,768
      20,775     Standard Pacific Corp.                                1,008,626
      38,315     The Toro Co.                                          1,777,816
       6,884     Universal Electronics Inc. (b)                           87,702
      49,203     The Yankee Candle Co., Inc. (b)                       1,344,718
--------------------------------------------------------------------------------
                                                                       6,093,374
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       13  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Industrial Conglomerates -- 0.1%
       8,907     Raven Industries, Inc.                             $    262,756
--------------------------------------------------------------------------------
Insurance -- 2.4%
       3,099     AmerUs Group Co.                                        108,372
      23,997     Baldwin & Lyons, Inc., Class B Shares                   673,356
       8,399     FBL Financial Group, Inc., Class A Shares               216,694
      87,333     Hilb, Rogal and Hamilton Co. (a)                      2,800,769
      65,561     LandAmerica Financial Group, Inc.                     3,426,218
      31,500     Ohio Casualty Corp. (b)                                 546,840
     163,612     PMA Capital Corp., Class A Shares (a)(b)                837,693
       7,774     Presidential Life Corp.                                 102,306
      62,074     ProAssurance Corp. (b)                                1,995,679
      25,168     Stewart Information Services Corp.                    1,020,562
--------------------------------------------------------------------------------
                                                                      11,728,489
--------------------------------------------------------------------------------
Internet and Catalog Retail -- 0.3%
      35,996     Alloy, Inc. (a)(b)                                      187,539
      31,591     Coldwater Creek Inc. (b)                                347,501
      32,418     J. Jill Group Inc. (b)                                  412,033
      34,918     Priceline.com Inc. (a)(b)                               625,032
      28,303     Stamps.com Inc. (b)                                     175,479
--------------------------------------------------------------------------------
                                                                       1,747,584
--------------------------------------------------------------------------------
Internet Software and Services -- 2.4%
      39,815     Allscripts Healthcare Solutions, Inc. (b)               211,816
      44,715     Ask Jeeves, Inc. (b)                                    810,236
      56,978     Digital River, Inc. (b)                               1,259,214
      48,367     InfoSpace, Inc. (b)                                   1,114,859
      13,796     Interland, Inc. (b)                                      90,088
     108,748     Netegrity, Inc. (a)(b)                                1,121,192
     114,043     Opsware, Inc. (a)(b)                                    843,918
     120,444     Raindance Communications, Inc. (b)                      331,221
     142,414     S1 Corp. (b)                                          1,146,433
      98,085     SonicWALL, Inc. (b)                                     765,063
      63,096     United Online, Inc. (a)(b)                            1,059,382
      73,810     ValueClick, Inc. (b)                                    670,195
      29,241     Vitria Technology, Inc. (a)(b)                          207,611
     156,444     WatchGuard Technologies, Inc. (a)(b)                    910,504
      44,408     Websense, Inc. (a)(b)                                 1,298,490
--------------------------------------------------------------------------------
                                                                      11,840,222
--------------------------------------------------------------------------------
IT Consulting and Services -- 1.1%
     252,037     Computer Horizons Corp. (b)                             990,505
      88,760     Forrester Research, Inc. (b)                          1,586,141
      39,785     Sapient Corp. (b)                                       222,796
     112,325     The Titan Corp. (b)                                   2,449,808
--------------------------------------------------------------------------------
                                                                       5,249,250
--------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.1%
      26,422     RC2 Corp. (a)(b)                                        548,256
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       14  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Machinery -- 3.3%
      12,075     A.S.V., Inc. (a)(b)                                $    451,122
       2,145     Actuant Corp., Class A Shares (b)                        77,649
      28,473     Albany International Corp., Class A Shares              965,235
      23,446     Briggs & Stratton Corp.                               1,580,260
      13,367     Ceradyne, Inc. (b)                                      455,280
      39,712     CLARCOR Inc.                                          1,751,299
      16,901     CUNO Inc. (b)                                           761,052
      20,015     Dionex Corp. (b)                                        921,090
      21,555     ESCO Technologies Inc. (b)                              940,876
      61,544     Gardner Denver Inc. (b)                               1,469,055
      37,114     IDEX Corp.                                            1,543,571
      63,124     JLG Industries, Inc.                                    961,379
      17,713     Mueller Industries, Inc. (b)                            608,619
      24,212     Nordson Corp.                                           836,040
       4,172     Oshkosh Truck Corp.                                     212,897
      54,262     Stewart & Stevenson Services, Inc.                      762,381
      47,892     Trinity Industries, Inc.                              1,476,989
      30,056     UNOVA, Inc. (b)                                         689,785
--------------------------------------------------------------------------------
                                                                      16,464,579
--------------------------------------------------------------------------------
Marine -- 0.3%
      41,476     Alexander & Baldwin, Inc.                             1,397,326
--------------------------------------------------------------------------------
Media -- 2.2%
      42,889     Acme Communications, Inc. (b)                           376,994
      19,191     ADVO, Inc.                                              609,506
      29,336     AMC Entertainment Inc. (b)                              446,201
      27,837     Crown Media Holdings, Inc., Class A Shares (a)(b)       230,212
     132,258     Hollinger International Inc.                          2,065,870
      43,385     Journal Register Co. (b)                                898,070
      75,349     Lin TV Corp., Class A Shares (b)                      1,944,758
      31,567     Macrovision Corp. (b)                                   713,099
     144,711     Mediacom Communications Corp. (b)                     1,254,644
      20,463     Pegasus Communications Corp. (a)(b)                     574,601
      18,122     R.H. Donnelley Corp. (b)                                721,980
      26,745     Regent Communications, Inc. (b)                         169,831
      12,267     Saga Communications, Inc., Class A Shares (b)           227,308
      35,325     Young Broadcasting, Inc., Class A Shares (b)            707,913
--------------------------------------------------------------------------------
                                                                      10,940,987
--------------------------------------------------------------------------------
Metals and Mining -- 1.1%
     136,877     AK Steel Holding Corp. (b)                              698,073
       9,043     Commercial Metals Co.                                   274,907
     109,475     GrafTech International Ltd. (b)                       1,477,912
     118,464     Massey Energy Co.                                     2,464,051
      11,991     Schnitzer Steel Industries, Inc., Class
                   A Shares (a)                                          725,456
--------------------------------------------------------------------------------
                                                                       5,640,399
--------------------------------------------------------------------------------
Multiline Retail -- 0.6%
      51,406     Burlington Coat Factory Warehouse Corp.               1,087,751
      14,088     Fred's, Inc.                                            436,446
      52,748     Tuesday Morning Corp. (b)                             1,595,627
--------------------------------------------------------------------------------
                                                                       3,119,824
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       15  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Multi-Utilities -- 0.2%
      60,169     Avista Corp.                                       $  1,090,262
--------------------------------------------------------------------------------
Oil and Gas -- 2.1%
--------------------------------------------------------------------------------
      66,852     Cabot Oil & Gas Corp.                                 1,962,106
       5,140     Clayton Williams Energy, Inc. (b)                       149,420
       7,443     The Houston Exploration Co. (b)                         271,818
      48,465     Patina Oil & Gas Corp.                                2,374,300
      56,231     Plains Exploration & Production Co. (b)                 865,395
      56,231     Plains Resources Inc. (b)                               902,508
      85,546     Resource America, Inc., Class A Shares                1,283,190
      15,044     St. Mary Land & Exploration Co.                         428,754
      13,246     Stone Energy Corp. (b)                                  562,293
      48,759     Swift Energy Co. (b)                                    821,589
      12,476     Tesoro Petroleum Corp. (b)                              181,775
      17,117     Tom Brown, Inc. (b)                                     552,023
--------------------------------------------------------------------------------
                                                                      10,355,171
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.5%
      61,936     Potlatch Corp. (a)                                    2,153,515
      25,178     Wausau-Mosinee Paper Corp.                              340,407
--------------------------------------------------------------------------------
                                                                       2,493,922
--------------------------------------------------------------------------------
Personal Products -- 0.3%
      54,937     NBTY, Inc. (b)                                        1,475,608
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.3%
     189,973     ARIAD Pharmaceuticals, Inc. (b)                       1,415,299
      84,924     AtheroGenics, Inc. (a)(b)                             1,269,614
      53,931     Durect Corp. (b)                                        139,142
      58,163     Hi-Tech Pharmacal Co., Inc. (b)                       1,366,830
      15,985     Penwest Pharmaceuticals Co. (b)                         276,221
      94,669     Perrigo Co.                                           1,488,197
      15,552     Trimeris, Inc. (a)(b)                                   326,281
--------------------------------------------------------------------------------
                                                                       6,281,584
--------------------------------------------------------------------------------
Real Estate -- 5.2%
      29,609     Alexandria Real Estate Equities, Inc. (c)             1,714,361
     110,647     Anthracite Capital, Inc.                              1,224,862
      39,964     Bedford Property Investors, Inc.                      1,144,169
      66,784     Brandywine Realty Trust                               1,787,808
      29,408     Chelsea Property Group, Inc.                          1,611,853
      83,131     Commercial Net Lease Realty                           1,479,732
      58,756     Corrections Corp. of America (b)                      1,693,935
      24,056     Developers Diversified Realty Corp.                     807,560
     122,254     Equity Inns Inc.                                      1,106,399
      41,399     Gables Residential Trust                              1,438,201
      76,731     Jones Lang LaSalle Inc. (b)                           1,590,634
      44,604     Kilroy Realty Corp.                                   1,460,781
      57,453     LaSalle Hotel Properties                              1,065,753
     134,769     MeriStar Hospitality Corp. (b)                          877,346
      33,485     The Mills Corp.                                       1,473,340
      21,611     Newcastle Investment Corp. (a)                          585,658
      45,276     Parkway Properties, Inc.                              1,883,482

                       See Notes to Financial Statements.


       16  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Real Estate -- 5.2% (continued)
      50,757     Summit Properties Inc.                             $  1,219,183
     121,017     Trammell Crow Co. (b)                                 1,603,475
--------------------------------------------------------------------------------
                                                                      25,768,532
--------------------------------------------------------------------------------
Road and Rail -- 1.0%
      58,997     Genesee & Wyoming Inc., Class A Shares (b)            1,858,406
      52,444     Landstar System, Inc. (b)                             1,994,970
      11,368     P.A.M. Transportation Services, Inc. (b)                242,479
      37,838     RailAmerica, Inc. (a)(b)                                446,488
      16,051     U.S. Xpress Enterprises, Inc. (b)                       196,625
--------------------------------------------------------------------------------
                                                                       4,738,968
--------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 4.2%
      35,794     Actel Corp. (b)                                         862,635
      81,514     Alliance Semiconductor Corp. (a)(b)                     579,565
      23,665     Credence Systems Corp. (b)                              311,431
     172,646     GlobespanVirata, Inc. (b)                             1,015,158
      72,728     Kulicke and Soffa Industries, Inc. (b)                1,045,829
     118,184     Lattice Semiconductor Corp. (a)(b)                    1,144,021
      85,038     Microsemi Corp. (b)                                   2,090,234
      58,959     MKS Instruments, Inc. (a)(b)                          1,709,811
      81,669     Photronics, Inc. (a)(b)                               1,626,846
      30,862     Pixelworks, Inc. (b)                                    340,716
      42,863     Power Integrations, Inc. (b)                          1,434,196
      33,629     Semtech Corp. (b)                                       764,387
      67,700     Silicon Storage Technology, Inc. (b)                    744,700
     247,482     SIPEX Corp. (a)(b)                                    1,908,086
      41,978     Varian Semiconductor Equipment
                   Associates, Inc. (b)                                1,834,019
     156,442     Vitesse Semiconductor Corp. (b)                         918,315
      37,313     White Electronic Designs Corp. (b)                      328,354
     114,807     Zoran Corp. (b)                                       1,996,494
--------------------------------------------------------------------------------
                                                                      20,654,797
--------------------------------------------------------------------------------
Software -- 4.3%
      42,698     Ansys, Inc. (b)(c)                                    1,695,111
      85,770     Ascential Software Corp. (b)(c)                       2,224,016
      52,848     Cerner Corp. (a)(b)                                   2,000,297
     132,414     Datastream Systems, Inc. (b)                          1,039,450
      80,100     Dendrite International, Inc. (b)                      1,255,167
      27,723     Digimarc Corp. (a)(b)                                   368,716
     109,343     E.piphany, Inc. (b)                                     788,363
      63,464     EPIQ Systems, Inc. (a)(b)                             1,087,138
      47,895     Kronos Inc. (b)                                       1,897,121
     175,088     Micromuse Inc. (b)                                    1,208,107
      43,346     Micros Systems, Inc. (b)                              1,879,483
      19,386     NetScout Systems, Inc. (b)                              147,334
     167,910     Portal Software Inc. (b)                              1,130,034
      45,431     Radisys Corp. (b)                                       765,967
     128,233     SAFLINK Corp. (a)(b)                                    344,947
      83,864     SeaChange International, Inc. (a)(b)                  1,291,506
      58,232     Take-Two Interactive Software, Inc. (a)(b)            1,677,664

                       See Notes to Financial Statements.


       17  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

   SHARES                             SECURITY                         VALUE
================================================================================
Software -- 4.3% (continued)
      37,173     Ulticom, Inc. (b)                                  $    358,719
--------------------------------------------------------------------------------
                                                                      21,159,140
--------------------------------------------------------------------------------
Specialty Retail -- 4.8%
      56,637     AnnTaylor Stores Corp. (b)(c)                         2,208,843
     281,953     Charming Shoppes, Inc. (a)(b)                         1,522,546
      69,490     CSK Auto Corp. (b)                                    1,304,327
      89,780     The Finish Line Inc., Class A Shares (b)              2,690,707
       9,723     Guitar Center, Inc. (a)(b)                              316,775
     120,697     Hollywood Entertainment Corp. (b)                     1,659,584
      49,810     Hughes Supply, Inc.                                   2,471,572
      31,176     Linens 'n Things, Inc. (b)                              937,774
      63,733     Pacific Sunwear of California, Inc. (b)               1,346,041
      49,186     Payless ShoeSource, Inc. (b)                            659,092
      35,785     The Pep Boys -- Manny, Moe & Jack                       818,403
       9,273     Rex Stores Corp. (b)                                    131,306
       1,428     Select Comfort Corp. (b)                                 35,357
      59,140     Sharper Image Corp. (a)(b)                            1,930,921
      46,461     TBC Corp. (b)                                         1,199,158
      19,297     Tweeter Home Entertainment Group, Inc. (b)              182,357
      56,354     Urban Outfitters, Inc. (b)                            2,087,916
      71,283     Wilsons The Leather Experts Inc. (b)                    248,778
      39,381     Zale Corp. (b)                                        2,095,069
--------------------------------------------------------------------------------
                                                                      23,846,526
--------------------------------------------------------------------------------
Textiles and Apparel -- 1.5%
      35,794     Fossil, Inc. (b)                                      1,002,590
      38,494     Kellwood Co.                                          1,578,254
      66,539     Quiksilver, Inc. (b)                                  1,179,736
      31,633     UniFirst Corp. of Massachusetts                         750,018
     132,271     Wellman, Inc.                                         1,350,487
      84,287     Wolverine World Wide, Inc.                            1,717,769
--------------------------------------------------------------------------------
                                                                       7,578,854
--------------------------------------------------------------------------------
Tobacco -- 0.2%
      30,548     Standard Commercial Corp.                               613,098
      24,349     Vector Group Ltd.                                       397,376
--------------------------------------------------------------------------------
                                                                       1,010,474
--------------------------------------------------------------------------------
Water Utilities -- 0.3%
      34,126     American States Water Co.                               853,150
       4,219     SJW Corp.                                               376,546
      10,497     Southwest Water Co. (a)                                 168,477
--------------------------------------------------------------------------------
                                                                       1,398,173
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.8%
     116,243     Boston Communications Group, Inc. (b)                 1,079,897
       8,464     NII Holdings Inc., Class B Shares (a)(b)                631,668
     135,739     Western Wireless Corp., Class A
                   Shares (a)(b)                                       2,492,168
--------------------------------------------------------------------------------
                                                                       4,203,733
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $384,881,793)                              461,624,259
================================================================================

                       See Notes to Financial Statements.


       18  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT                             SECURITY                         VALUE
================================================================================
U.S. TREASURY BILLS -- 0.2%
$    900,000     U.S. Treasury Bills, due 3/18/04 (d)
                   (Cost -- $898,309)                               $    898,417
================================================================================
REPURCHASE AGREEMENT -- 6.9%
  34,533,000     Goldman, Sachs & Co., 0.830% due 1/2/04;
                 Proceeds at maturity -- $34,534,592;
                   (Fully collateralized by U.S. Treasury Bills,
                   Notes and Bonds, 0.000% to 10.750%
                   due 4/15/04 to 11/15/26; Market
                   value -- $35,223,690) (Cost -- $34,533,000)        34,533,000
================================================================================
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost -- $420,313,102*)                            $497,055,676
================================================================================

(a)   All or a portion of this security is on loan (See Note 6).
(b)   Non-income producing security.
(c) All or a portion of this security is segregated for open futures contracts commitments.
(d) This security is held as collateral for open futures contracts commitments.
*     Aggregate cost for Federal income tax purposes is $421,638,959.

================================================================================
Loaned Securities Collateral                                   December 31, 2003
================================================================================

    FACE
   AMOUNT                             SECURITY                         VALUE
================================================================================
$ 82,042,481     State Street Navigator Securities
                   Lending Trust Prime Portfolio
                   (Cost -- $82,042,481)                            $ 82,042,481
================================================================================

                       See Notes to Financial Statements.


       19  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Statement of Assets and Liabilities                            December 31, 2003
================================================================================

ASSETS:
     Investments, at value (Cost -- $420,313,102)                                       $ 497,055,676
     Cash                                                                                         340
     Loaned securities collateral, at value (Cost -- $82,042,481) (Note 6)                 82,042,481
     Receivable for securities sold                                                        18,019,601
     Receivable for Fund shares sold                                                        2,896,294
     Dividends and interest receivable                                                        337,944
------------------------------------------------------------------------------------------------------
     Total Assets                                                                         600,352,336
------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for loaned securities collateral (Note 6)                                     82,042,481
     Payable for securities purchased                                                      25,223,857
     Dividends payable                                                                        576,178
     Payable for Fund shares reacquired                                                       273,632
     Management fee payable                                                                   264,168
     Payable to broker -- variation margin                                                    204,000
     Administration fee payable                                                                40,641
     Distribution plan fees payable                                                            18,375
     Accrued expenses                                                                          87,703
------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                    108,731,035
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                        $ 491,621,301
======================================================================================================

NET ASSETS:
     Par value of capital shares                                                        $      33,998
     Capital paid in excess of par value                                                  432,305,228
     Undistributed net investment income                                                      341,942
     Accumulated net realized loss from investment transactions and futures contracts     (18,254,187)
     Net unrealized appreciation of investments and futures contracts                      77,194,320
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                        $ 491,621,301
======================================================================================================

Shares Outstanding:
     Class A                                                                                2,813,729
     -------------------------------------------------------------------------------------------------
     Class B                                                                                1,606,541
     -------------------------------------------------------------------------------------------------
     Class L                                                                                1,507,572
     -------------------------------------------------------------------------------------------------
     Class Y                                                                               28,069,876
     -------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                     $       14.29
     -------------------------------------------------------------------------------------------------
     Class B *                                                                          $       13.45
     -------------------------------------------------------------------------------------------------
     Class L *                                                                          $       13.46
     -------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                     $       14.59
     -------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                  $       15.04
     -------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                  $       13.60
======================================================================================================

* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                       See Notes to Financial Statements.


       20  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Statement of Operations                     For the Year Ended December 31, 2003
================================================================================

INVESTMENT INCOME:
     Dividends                                                             $   4,070,214
     Interest                                                                    317,099
     Less: Foreign withholding tax                                                (3,939)
-----------------------------------------------------------------------------------------
     Total Investment Income                                                   4,383,374
-----------------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                                   2,540,931
     Distribution plan fees (Note 7)                                             430,479
     Administration fee (Note 2)                                                 390,912
     Shareholder servicing fees (Note 7)                                          87,095
     Audit and legal                                                              57,491
     Custody                                                                      51,941
     Registration fees                                                            45,559
     Shareholder communications (Note 7)                                          20,635
     Directors' fees                                                               5,671
     Other                                                                        32,393
-----------------------------------------------------------------------------------------
     Total Expenses                                                            3,663,107
-----------------------------------------------------------------------------------------
Net Investment Income                                                            720,267
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Gain From:
       Investment transactions                                                21,453,719
       Futures contracts                                                       2,290,302
-----------------------------------------------------------------------------------------
     Net Realized Gain                                                        23,744,021
-----------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments
     and Futures Contracts:
       Beginning of year                                                     (35,394,539)
       End of year                                                            77,194,320
-----------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                 112,588,859
-----------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                136,332,880
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                     $ 137,053,147
=========================================================================================

                       See Notes to Financial Statements.


       21  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                      2003             2002
================================================================================================
OPERATIONS:
     Net investment income                                       $     720,267    $     393,003
     Net realized gain (loss)                                       23,744,021      (24,205,492)
     Increase (decrease) in net unrealized appreciation            112,588,859      (51,700,569)
------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations             137,053,147      (75,513,058)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
     Net investment income                                            (576,178)         (60,588)
     Capital                                                                --         (191,112)
------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders        (576,178)        (251,700)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                               60,244,741       92,903,989
     Cost of shares reacquired                                     (22,966,847)     (71,325,860)
------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions            37,277,894       21,578,129
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  173,754,863      (54,186,629)

NET ASSETS:
     Beginning of year                                             317,866,438      372,053,067
------------------------------------------------------------------------------------------------
     End of year*                                                $ 491,621,301    $ 317,866,438
================================================================================================
* Includes undistributed net investment income of:               $     341,942    $     598,143
================================================================================================

                       See Notes to Financial Statements.


       22  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $164,709 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a management fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's administrator. As compensation for its services, the Fund pays SBFM an administration fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.


       23  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, the Fund paid transfer agent fees of $66,445 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2003, CGM received sales charges of approximately $37,000 and $24,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2003, CDSCs paid to CGM were approximately $24,000 for Class B shares.

For the year ended December 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $472,313,390
--------------------------------------------------------------------------------
Sales                                                                451,058,218
================================================================================

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 90,669,998
Gross unrealized depreciation                                       (15,253,281)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 75,416,717
================================================================================

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


       24  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At December 31, 2003, the Fund had the following open futures contracts:

                         Number of                  Basis        Market      Unrealized
                         Contracts   Expiration     Value         Value         Gain
=======================================================================================
Contracts to Buy:
Russell 2000 Index          60          3/04     $16,264,254   $16,716,000    $451,746
=======================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund loaned securities having a market value of $79,096,304. The Fund received cash collateral amounting to $82,042,481 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $173,704.

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                             Class A       Class B       Class L
================================================================================
Rule 12b-1 Distribution Plan Fees            $80,654      $187,388      $162,437
================================================================================


       25  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                       Class A      Class B    Class L   Class Y
================================================================================
Shareholder Servicing Fees             $25,730      $34,283    $26,754    $328
================================================================================

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                       Class A      Class B    Class L   Class Y
================================================================================
Shareholder Communication Expenses     $1,353       $7,642     $11,472    $168
================================================================================

8. Distributions Paid to Shareholders by Class

                                          Year Ended              Year Ended
                                       December 31, 2003       December 31, 2002
================================================================================
Class Y
Net investment income                      $576,178                $ 60,588
Capital                                          --                 191,112
--------------------------------------------------------------------------------
Total                                      $576,178                $251,700
================================================================================

9. Capital Shares

At December 31, 2003, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                               Year Ended                     Year Ended
                           December 31, 2003              December 31, 2002
                      --------------------------     ---------------------------
                        Shares         Amount           Shares        Amount
================================================================================
Class A
Shares sold             662,533    $  7,586,542       1,331,742    $ 15,840,787
Shares reacquired      (517,966)     (5,895,771)     (1,284,878)    (14,962,253)
--------------------------------------------------------------------------------
Net Increase            144,567    $  1,690,771          46,864    $    878,534
================================================================================
Class B
Shares sold             190,167    $  2,198,640         254,021    $  2,948,055
Shares reacquired      (399,012)     (4,377,392)       (441,839)     (4,835,075)
--------------------------------------------------------------------------------
Net Decrease           (208,845)   $ (2,178,752)       (187,818)   $ (1,887,020)
================================================================================
Class L
Shares sold             290,827    $  3,391,759         348,702    $  3,991,826
Shares reacquired      (267,871)     (2,897,300)       (341,312)     (3,708,506)
--------------------------------------------------------------------------------
Net Increase             22,956    $    494,459           7,390    $    283,320
================================================================================
Class Y
Shares sold           4,001,079    $ 47,067,800       5,946,763    $ 70,123,321
Shares reacquired      (751,239)     (9,796,384)     (3,878,233)    (47,820,026)
--------------------------------------------------------------------------------
Net Increase          3,249,840    $ 37,271,416       2,068,530    $ 22,303,295
================================================================================


       26  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $16,133,000 of unused capital loss carryforwards available to offset future capital gains expiring on December 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                     2003               2002
================================================================================
Accumulated capital losses                       $(16,132,821)     $(40,797,648)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)             75,416,717       (36,561,077)
================================================================================

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and returns of capital from Real Estate Investment Trusts.

At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals and basis adjustments resulting from investments in Real Estate Investment Trusts.

The tax character of distributions paid during the year ended December 31 was:

                                                      2003                2002
================================================================================
Ordinary income                                     $576,178            $ 60,588
Capital                                                   --             191,112
--------------------------------------------------------------------------------
Total                                               $576,178            $251,700
================================================================================

12. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.


       27  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

13. Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.


       28  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2003(1)           2002(1)           2001(1)           2000(1)           1999(1)
=================================================================================================================================
Net Asset Value, Beginning of Year           $     10.22       $     12.80       $     12.91       $     14.26       $     13.35
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.00)*           (0.02)            (0.01)             0.02              0.02
   Net realized and unrealized gain (loss)          4.07             (2.56)            (0.10)             0.15              2.65
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 4.07             (2.58)            (0.11)             0.17              2.67
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              --                --                --                --             (0.08)
   Net realized gains                                 --                --                --             (1.52)            (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --                --             (1.52)            (1.76)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     14.29       $     10.22       $     12.80       $     12.91       $     14.26
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                       39.82%           (20.16)%           (0.85)%            1.57%            21.09%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    40,198       $    27,281       $    33,576       $    41,457       $    41,669
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.13%             1.26%             1.23%             1.16%             1.23%
   Net investment income (loss)                    (0.01)            (0.17)            (0.08)             0.15              0.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              119%               83%               87%              101%              104%
=================================================================================================================================

Class B Shares                                  2003(1)           2002(1)           2001(1)           2000(1)           1999(1)
=================================================================================================================================
Net Asset Value, Beginning of Year           $      9.71       $     12.26       $     12.45       $     13.92       $     13.09
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                             (0.10)            (0.10)            (0.10)            (0.09)            (0.09)
   Net realized and unrealized gain (loss)          3.84             (2.45)            (0.09)             0.14              2.60
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 3.74             (2.55)            (0.19)             0.05              2.51
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                 --                --                --             (1.52)            (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --                --             (1.52)            (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     13.45       $      9.71       $     12.26       $     12.45       $     13.92
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                       38.52%           (20.80)%           (1.53)%            0.72%            20.21%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    21,613       $    17,627       $    24,557       $    27,801       $    28,746
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         2.02%             2.00%             1.97%             1.97%             2.04%
   Net investment loss                             (0.90)            (0.93)            (0.82)            (0.65)            (0.66)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              119%               83%               87%              101%              104%
=================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01 per share.


       29  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2003(1)           2002(1)           2001(1)           2000(1)           1999(1)
=================================================================================================================================
Net Asset Value, Beginning of Year           $      9.71       $     12.26       $     12.45       $     13.91       $     13.09
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                             (0.10)            (0.10)            (0.10)            (0.09)            (0.08)
   Net realized and unrealized gain (loss)          3.85             (2.45)            (0.09)             0.15              2.58
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 3.75             (2.55)            (0.19)             0.06              2.50
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                 --                --                --             (1.52)            (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --                --             (1.52)            (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     13.46       $      9.71       $     12.26       $     12.45       $     13.91
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                       38.62%           (20.80)%           (1.53)%            0.79%            20.12%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    20,285       $    14,419       $    18,108       $    18,256       $    14,684
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         2.03%             1.99%             1.98%             1.96%             2.01%
   Net investment loss                             (0.91)            (0.91)            (0.82)            (0.64)            (0.61)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              119%               83%               87%              101%              104%
=================================================================================================================================

Class Y Shares                                  2003(1)           2002(1)           2001(1)           2000(1)           1999(1)
=================================================================================================================================
Net Asset Value, Beginning of Year           $     10.42       $     13.00       $     13.07       $     14.37       $     13.34
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.04              0.03              0.04              0.07              0.08
   Net realized and unrealized gain (loss)          4.15             (2.60)            (0.09)             0.15              2.66
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 4.19             (2.57)            (0.05)             0.22              2.74
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.02)            (0.00)*           (0.01)               --             (0.03)
   Net realized gains                                 --                --                --             (1.52)            (1.68)
   Capital                                            --             (0.01)            (0.01)               --                --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.02)            (0.01)            (0.02)            (1.52)            (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     14.59       $     10.42       $     13.00       $     13.07       $     14.37
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                       40.21%           (19.77)%           (0.37)%            1.91%            21.55%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   409,525       $   258,539       $   295,812       $   279,935       $   258,594
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.80%             0.80%             0.80%             0.79%             0.82%
   Net investment income                            0.32              0.29              0.36              0.52              0.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              119%               83%               87%              101%              104%
=================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01 per share.


       30  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of Smith Barney Small Cap Core Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ KPMG LLP

New York, New York
February 13, 2004


       31  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Core Fund, Inc. ("Fund")are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                          Number of
                                                    Term of                                              Portfolios        Other
                                                  Office* and                  Principal                   in Fund         Board
                                Position(s)        Length of                 Occupation(s)                 Complex      Memberships
                                 Held with           Time                       During                    Overseen        Held by
Name, Address and Age              Fund             Served                  Past Five Years              by Director     Director
====================================================================================================================================
Non-Interested Directors:

Lee Abraham                       Director           Since    Former Director of Signet Group PLC            27            None
13732 LeHavre Drive                                  1999
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein                Director           Since    President of Allan Bloostein Associates,       34       Taubman Realty
27 West 67th Street                                  1999     a consulting firm; former Director of                        Corp.
New York, NY 10023                                            CVS Corp.
Age 74

Jane F. Dasher                    Director           Since    Controller of PBK Holdings Inc.,               27            None
Korsant Partners                                     1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley                   Director           Since    Retired                                        27            None
3668 Freshwater Drive                                1993
Jupiter, FL 33477
Age 81

Richard E. Hanson, Jr.            Director           Since    Retired; Former Head of the                    27            None
2751 Vermont Route 140                               1999     New Atlanta Jewish Community
Poultney, VT 05764                                            High School
Age 62

Paul Hardin                       Director           Since    Professor of Law & Chancellor                  34            None
12083 Morehead                                       1996     Emeritus at the University of
Chapel Hill, NC 27514-8426                                    North Carolina
Age 72

Roderick C. Rasmussen             Director           Since    Investment Counselor                           27            None
9 Cadence Court                                      1993
Morristown, NJ 07960
Age 77

John P. Toolan                    Director           Since    Retired                                        27        John Hancock
13 Chadwell Place                                    1993                                                                  Funds
Morristown, NJ 07960
Age 73


       32  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                          Number of
                                                    Term of                                              Portfolios        Other
                                                  Office* and                  Principal                   in Fund         Board
                                Position(s)        Length of                 Occupation(s)                 Complex      Memberships
                                 Held with           Time                       During                    Overseen        Held by
Name, Address and Age              Fund             Served                  Past Five Years              by Director     Director
====================================================================================================================================
Interested Director:

R. Jay Gerken, CFA**              Chairman,          Since    Managing Director of Citigroup Global          221           one
Citigroup Asset Management        President and      2002     Markets Inc. ("CGM"); Chairman,
("CAM")                           Chief Executive             President and Chief Executive Officer of
399 Park Avenue, 4th Floor        Officer                     Smith Barney Fund Management LLC
New York, NY 10022                                            ("SBFM"), Travelers Investment
Age 52                                                        Adviser, Inc. ("TIA") and Citi Fund
                                                              Management Inc. ("CFM"); President
                                                              and Chief Executive Officer of certain
                                                              mutual funds associated with Citigroup
                                                              Inc. ("Citigroup"); Formerly, Portfolio
                                                              Manager of Smith Barney Allocation
                                                              Series Inc. (from 1996 to 2001) and
                                                              Smith Barney Growth and Income Fund
                                                              (from 1996 to 2000)

Officers:

Andrew B. Shoup                   Senior Vice        Since    Director of CAM; Senior Vice President         N/A           N/A
CAM                               President          2003     and Chief Administrative Officer
125 Broad Street, 10th Floor      and Chief                   of mutual funds associated with
New York, NY 10004                Administrative              Citigroup; Treasurer of certain mutual
Age 47                            Officer                     funds associated with Citigroup; Head of
                                                              International Funds Administration of
                                                              CAM (from 2001 to 2003); Director of
                                                              Global Funds Administration of CAM
                                                              (from 2000 to 2001); Head of U.S.
                                                              Citibank Funds Administration of CAM
                                                              (from 1998 to 2000)

Richard L. Peteka                 Chief              Since    Director of CGM; Chief Financial               N/A           N/A
CAM                               Financial          2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor      Officer and                 mutual funds associated with
New York, NY 10004                Treasurer                   Citigroup; Director and Head of
Age 42                                                        Internal Control for CAM U.S. Mutual
                                                              Fund Administration (from 1999 to 2002);
                                                              Vice President, Head of Mutual Fund
                                                              Administration and Treasurer at
                                                              Oppenheimer Capital (from 1996 to 1999)

Sandip A. Bhagat, CFA             Vice President     Since    Managing Director of CGM; President            N/A           N/A
Travelers Investment              and Investment     1995     and Director of TIMCO; Investment
Management Company ("TIMCO")      Officer                     Officer of SBFM
100 First Stamford Place
7th Floor
Stamford, CT 06902
Age 42

Andrew Beagley                    Chief              Since    Director of CGM (since 2000); Director         N/A           N/A
CAM                               Anti-Money         2002     of Compliance, North America, CAM
399 Park Avenue, 4th Floor        Laundering                  (since 2000); Chief Anti-Money
New York, NY 10022                Compliance                  Laundering Compliance Officer and
Age 40                            Officer                     Vice President of certain mutual funds
                                                              associated with Citigroup; Director of
                                                              Compliance, Europe, the Middle East and
                                                              Africa, Citigroup Asset Management
                                                              (from 1999 to 2000); Compliance Officer,
                                                              Salomon Brothers Asset Management
                                                              Limited, Smith Barney Global Capital
                                                              Management Inc., Salomon Brothers
                                                              Asset Management Asia Pacific Limited
                                                              (from 1997 to 1999)


       33  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                          Number of
                                                    Term of                                              Portfolios        Other
                                                  Office* and                  Principal                   in Fund         Board
                                Position(s)        Length of                 Occupation(s)                 Complex      Memberships
                                 Held with           Time                       During                    Overseen        Held by
Name, Address and Age              Fund             Served                  Past Five Years              by Director     Director
====================================================================================================================================
Kaprel Ozsolak                    Controller         Since    Vice President of CGM; Controller              N/A           N/A
CAM                                                  2002     of certain mutual funds associated
125 Broad Street, 11th Floor                                  with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                 Secretary          Since    Managing Director and General                  N/A           N/A
CAM                               and Chief          2003     Counsel of Global Mutual Funds for
300 First Stamford Place          Legal Officer               CAM and its predecessor (since 1994);
4th Floor                                                     Secretary of CFM; Secretary and
Stamford, CT 06902                                            Chief Legal Officer of mutual funds
Age 48                                                        associated with Citigroup

----------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


       34  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2003:

      o For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 100%.

      o For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

      o A total of 0.14% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


       35  Smith Barney Small Cap Core Fund, Inc. | 2003 Annual Report

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, CFA
  Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Travelers Investment
  Management Company

ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Small Cap Core Fund, Inc.
================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarneymutualfunds.com

(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC


FD01319 2/04                                                             04-6072

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM  4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees for Smith Barney Small Cap Core Fund, Inc. were $20,500 and $19,000 for the years ended 12/31/03 and 12/31/02.
      (b) Audit-Related Fees for Smith Barney Small Cap Core Fund, Inc. were $0 and $0 for the years ended 12/31/03 and 12/31/02.
      (c) Tax Fees for Smith Barney Small Cap Core Fund, Inc. were $2,300 and $2,200 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Small Cap Core Fund, Inc.
      (d) All Other Fees for Smith Barney Small Cap Core Fund, Inc. were $0 and $0 for the years ended 12/31/03 and 12/31/02.
      (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

            The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

            The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

            (2)

      (f)   N/A
      (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

      (h) Yes. The Smith Barney Small Cap Core Fund, Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Small Cap Core Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Small Cap Core Fund, Inc.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Small Cap Core Fund, Inc.

Date: March 8, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Small Cap Core Fund, Inc.

Date: March 8, 2004


By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Smith Barney Small Cap Core Fund, Inc.

Date: March 8, 2004